UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016

Hasbro, Inc.

(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island		02861
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (401) 431-8697

______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On October 17, 2016, Hasbro, Inc. ("Hasbro" or "we") announced our financial results for the fiscal quarter ended September 25, 2016, and certain other financial information. The press release, attached as Exhibit 99.1, includes certain financial measures considered non-GAAP financial measures as defined under Securities and Exchange Commission ("SEC") rules. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  Other companies may calculate these measures differently. These measures include Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"). Management believes that EBITDA is one of the appropriate measures for evaluating our operating performance, because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet and make strategic acquisitions. The EBITDA measures included in the press release have been reconciled to the most directly comparable GAAP measures as is required under SEC rules regarding the use of non-GAAP financial measures.

The press release also includes certain of the Company’s 2015 cost and expenses, income tax expense,  net earnings, and diluted earnings per share excluding the impact of the sale of the Company’s manufacturing operations in East Longmeadow, MA and Waterford, Ireland.  Management believes that the presentation excluding the impact of the sale better reflects the results of the underlying operations of the Company. In addition, the press release includes the increases in the Company’s International segment and certain region net revenues excluding the impact of changes in exchange rates.  The impact of changes in exchange rates is calculated by translating the 2016 local currency revenues at 2015 actual rates and comparing this amount to the 2016 reported revenues. Management believes that the presentation excluding the impact of exchange rate changes provides information that is helpful to an investor’s understanding of the underlying business performance absent exchange rate fluctuations which are beyond the Company’s control.

These measures should be considered in addition to, not as a substitute for, or superior to, net earnings or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company's financial statements and filings with the SEC. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

The information furnished in Item 2.02, including the Exhibit attached hereto,  shall not be deemed "filed" for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01                          Financial Statements and Exhibits.

(d)  Exhibits

99.1      Hasbro, Inc. Press Release, dated October 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: October 17, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hasbro, Inc. Press Release, dated October 17, 2016.